Note 10 - Fair Value Measurements (Details) - Carrying Value and Estimated Fair Value of the Company’s First Lien Loan (USD $) In Thousands, unless otherwise specified	Jun. 30, 2014	Jun. 03, 2014	Dec. 31, 2013	Dec. 31, 2012
Carrying Value and Estimated Fair Value of the Company’s First Lien Loan [Abstract]
First lien credit facility, including current portion	$ 747,450	$ 747,450	$ 751,225	$ 714,993
First lien credit facility, including current portion		$ 747,450	$ 752,637	$ 727,589